Exhibit 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-40494 of Salem Communications Corporation on Form S-8 of our report on the consolidated financial statements of Sunburst Dallas, LP, for the year ended June 30, 2000, dated October 31, 2000, appearing in this Current Report on Form 8-K/A of Salem Communications Corporation.

                                              /s/ Deloitte & Touche LLP

November 7, 2000